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                                                                   EXHIBIT 10.11

                                                                  EXECUTION COPY


                                 AMENDMENT NO. 8
                         TO MASTER REPURCHASE AGREEMENT

            Amendment No. 8, dated as of August 9, 2003 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL, LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC (the "Seller") and STEVEN B. SCHNALL and JOSEPH V. FIERRO (the "Guarantors").

                                    RECITALS

            The Buyer, the Seller and the Guarantors are parties to that certain Master Repurchase Agreement, dated as of October 2, 2002, as amended by Amendment No. 1, dated as of December 4, 2002, Amendment No. 2, dated as of February 20, 2003, Amendment No. 3, dated as of April 22, 2003, Amendment No. 4, dated as of July 1, 2003, Amendment No. 5, dated as of July 7, 2003, Amendment No. 6, dated as of July 31, 2003 and Amendment No. 7, dated as of August 4, 2003 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). The Guarantors are party to that certain Guaranty (as amended, the "Guaranty"), dated October 2, 2002 by the Guarantors in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

            The Buyer, the Seller and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, the Buyer has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

            Accordingly, the Buyer, the Seller and each Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended, and the Guaranty is hereby ratified and affirmed, as follows:

            Section 1. Additional Increased Maximum Aggregate Purchase Price Period. For purposes of this Amendment, this Section 1 will be effective only during the Additional Increased Maximum Aggregate Purchase Price Period (as defined below).

            1.1 Definitions.

            (a) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by adding the following defined terms, which amendment shall be effective solely during the Additional Increased Maximum Aggregate Purchase Price Period (as defined below):

            "Additional Increased Aggregate Purchase Price" means TEN
MILLION DOLLARS ($10,000,000).
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            "Additional Increased Maximum Aggregate Purchase Price Period" shall mean the period beginning on August 9, 2003 through and including August 20, 2003.

            "Additional Increased Purchase Price Mortgage Loan" means a Mortgage Loan which is purchased with the proceeds of the Additional Increased Aggregate Purchase Price. Any Mortgage Loans subject to a Transaction will first be attributed to the Standard Aggregate Purchase Price, and then the Increased Aggregate Purchase Price prior to any Mortgage Loans being attributed to the Additional Increased Aggregate Purchase Price. To the extent that funds are no longer available under the Standard Aggregate Purchase Price and the Increased Aggregate Purchase Price, any further Mortgage Loans subject to a Transaction will be considered Additional Increased Purchase Price Mortgage Loans. For purposes of this Agreement, Mortgage Loans will be allocated first to the Standard Aggregate Purchase Price and Additional Aggregate Purchase Price based on the date on which such Mortgage Loan becomes subject to this Agreement, commencing from the earliest date to the most recent date.

            (b) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by deleting the definition of "Purchase Price" in its entirety and replacing it with the following language, which amendment shall be effective solely during the Additional Increased Maximum Aggregate Purchase Price Period:

            "Purchase Price" means the price at which each Purchased Mortgage Loan is transferred by a Seller to Buyer, which shall equal:

            (i) on the Purchase Date, in the case of Purchased Mortgage Loans which are Jumbo Mortgage Loans, Conforming Mortgage Loans or Alt-A Mortgage Loans (in all cases, other than Increased Purchase Price Mortgage Loans or Additional Increased Purchase Price Mortgage Loans), the lesser of either: (x) the product of (1) the Market Value of such Purchased Mortgage Loan multiplied by (2) the applicable Purchase Price Percentage for such Mortgage Loan or (y) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule;

            (ii) on the Purchase Date, in the case of Purchased Mortgage Loans which are Increased Purchase Price Mortgage Loans which are Jumbo Mortgage Loans, Conforming Mortgage Loans or Alt-A Mortgage Loans, the lesser of either: (x) the product of (1) the Market Value of such Purchased Mortgage Loan multiplied by (2) the applicable Purchase Price Percentage for such Increased Purchase Price Mortgage Loan or (y) the product of (1) the applicable Purchase Price Percentage of such Increased Purchase Price Mortgage Loan multiplied by (2) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule;

            (iii) on the Purchase Date, in the case of Purchased Mortgage Loans which are Additional Increased Purchased Mortgage Loans which are Jumbo Mortgage Loans, Conforming Mortgage Loans or Alt-A Mortgage Loans, the lesser of either: (x) the product of (1) the Market Value of such Purchased Mortgage Loan multiplied by (2) the applicable Purchase Price Percentage for such Mortgage Loan or (y) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule;


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            (iv) on the Purchase Date, in the case of Purchased Mortgage Loans which are Second Lien Mortgage Loans the lesser of either (i) (x) with respect to Mortgage Loans, Increased Purchase Price Mortgage Loans or Additional Increased Purchase Price Mortgage Loans (other than Preferred Committed Mortgage Loans) the product of (1) the outstanding principal amount thereof as set forth in the Mortgage Loan Schedule multiplied by
      (2) the applicable Purchase Price Percentage for such Mortgage Loan and
      (y) with respect to Purchased Mortgage Loans which are Preferred Committed Mortgage Loans (in all cases, other than Increased Purchase Price Mortgage Loans or Additional Increased Purchase Price Mortgage Loans), the outstanding principal amount thereof as set forth in the Mortgage Loan Schedule or (ii) the product of (1) the Market Value of such Purchased Mortgage Loan multiplied by (2) the applicable Purchase Price Percentage for such Mortgage Loan;

            on any day after the Purchase Date, except where Buyer and the Seller agree otherwise, the amount determined under the immediately preceding clauses (i) or (ii) decreased by the amount of any cash transferred by the Seller to Buyer pursuant to Section 4(c) hereof or applied to reduce the Seller's obligations under clause (ii) of Section 4(b) hereof or under Section 6 hereof.

            (c) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by deleting the definition of "Maximum Aggregate Purchase Price" in its entirety and replacing it with the following language, which amendment shall be effective solely during the Additional Increased Maximum Aggregate Purchase Price Period:

            "Maximum Aggregate Purchase Price" means the sum of (a) the Standard Aggregate Purchase Price plus (b) the Increased Aggregate Purchase Price plus (c) the Additional Increased Aggregate Purchase Price, which shall equal ONE HUNDRED TEN MILLION DOLLARS ($110,000,000). All funds made available by Buyer to Seller under this Agreement will first be attributed to the Standard Aggregate Purchase Price. To the extent that funds are no longer available under the Standard Aggregate Purchase Price, any further funds made available by Buyer to Seller under this Agreement shall be attributed to the Increased Aggregate Purchase Price. To the extent that funds are no longer available under the Increased Aggregate Purchase Price, any further funds made available by Buyer to Seller under this Agreement shall be attributed to the Additional Increased Aggregate Purchase Price.

            (d) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by deleting the definition of "Purchase Price Percentage" in its entirety and replacing it with the following language, which amendment shall be effective solely during the Additional Increased Maximum Aggregate Purchase Price Period:

            "Purchase Price Percentage" means,

            (1) with respect to each Mortgage Loan which is not an Additional Increased Purchase Price Mortgage Loan, the following percentage, as applicable:

            (a) 98% with respect to Purchased Mortgage Loans that are Alt A Mortgage Loans (including Increased Purchase Price Mortgage Loans);


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            (b) 98% with respect to Purchased Mortgage Loans that are Jumbo
Mortgage Loans (including Increased Purchase Price Mortgage Loans);

            (c) 98% with respect to Transactions the subject of which are first lien Conforming Mortgage Loans (including Increased Purchase Price Mortgage Loans);

            (d) 96% with respect to Transactions the subject of which are Second Lien Mortgage Loans (including Increased Purchase Price Mortgage Loans);

            (e) with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion; and

            (2) with respect to Additional Increased Purchase Price Mortgage Loans, 92%."

            Section 2. Conditions Precedent. This Amendment shall become effective on August 9, 2003 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

            2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

            (a) this Amendment, executed and delivered by each Guarantor and a duly authorized officer of the Buyer and Seller; and

            (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

            Section 3. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

            Section 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. The amendments set forth in this Amendment shall expire upon the expiration of the Additional Increased Maximum Aggregate Purchase Price Period at which time the definitions of "Maximum Aggregate Purchase Price" and "Purchase Price Percentage" shall revert to that set forth in the Existing Repurchase Agreement.

            Section 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE


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STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

            Section 7. Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                             CREDIT SUISSE FIRST BOSTON
                                                   MORTGAGE CAPITAL LLC,
                                                   AS BUYER

                                                   By: /s/ Jeffrey S. Detwiler
                                                      __________________________
                                                       Name: Jeffrey S. Detwiler
                                                       Title:


Seller:                                            THE NEW YORK MORTGAGE
                                                   COMPANY, LLC,
                                                   AS SELLER

                                                   By: /s/ Steven B. Schnall
                                                      __________________________
                                                       Name: Steven B. Schnall
                                                       Title: President


Guarantor:
                                                   /s/ Steven B. Schnall
                                                   _____________________________
                                                   STEVEN B. SCHNALL

Guarantor:
                                                    /s/ Joseph V. Fierro
                                                    ____________________________
                                                    JOSEPH V. FIERRO